Exhibit 10.1

STAG INDUSTRIAL, INC.

AMENDMENT TO THE

2011 EQUITY INCENTIVE PLAN

The STAG Industrial, Inc. 2011 Equity Incentive Plan (the “Plan”), is hereby amended as follows:

1.              Section 4 of the Plan is amended to provide that, subject to adjustments as provided in Section 7(c) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan, in the aggregate, shall not exceed 3,642,461 shares of Common Stock, which represents 7.5% of the fully diluted shares of Common Stock and common units outstanding as of March 27, 2013.

Except as amended above, the Plan shall remain in full force and effect.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, STAG Industrial, Inc. has executed this Amendment to the 2011 Equity Incentive Plan as of this 6th day of May, 2013.

STAG INDUSTRIAL, INC.

By:	/s/ Kathryn Arnone
	Name:	Kathryn Arnone
	Title:	Executive Vice President, General Counsel and Secretary